SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events
NOTE 12:          SUBSEQUENT EVENTS

a.
On July 15, 2014, the Company completed the acquisition of Grow  Mobile, Inc., a Delaware corporation ("Grow Mobile"). Grow Mobile provides an innovative platform for mobile advertising that enables developers to buy, track, optimize, and scale user acquisition campaigns from a single dashboard. The initial purchase price was $15.2 million (net of a $1.8 million adjustment which resulted from the negative working capital on Grow  Moblie's balance sheet at closing), of which $8.2 million in cash and $7 million in equity to be paid according to payment schedule as per the merger agreement with Grow  Mobile. The total purchase price may reach up to $42 million, through an earn-out component that allows for an additional $25 million in cash and equity to be paid during the 24 months after the closing, contingent upon achieving certain revenue and profit milestones.

b.
On September 23, 2014, the Company concluded a public offering in Israel of its Series L Convertible Bonds (the "Bonds").  The Company issued Bonds with an aggregate par value of approximately 143,500 Israeli Shekel ("ILS") which equals approximately $39,200. The Bonds were issued at a purchase price equal to 96.5% of their par value and bear annual interest at a rate of 5%, payable semi-annually. The principal of the Bonds will be repaid in five equal annual installments commencing on March 31, 2016.  The Bonds are convertible, at the election of each holder, into the Company's ordinary shares at a conversion price of ILS 33.605 per share (equal to approximately $9.19 on September 23, 2014). The net proceeds of the offering amounted to approximately ILS 136,500 (approximately $37,300). For a summary of the terms of the Bonds, please read the Company's Report on Form 6-K filed with the SEC on September 23, 2014.